Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements

10. Fair Value Measurements

The inputs to valuation techniques used to measure fair value are prioritized into a three-level hierarchy. This hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities and lowest priority to unobservable inputs, as follows:

       Level 1. The Company utilizes the market approach to determine the fair value of its assets and liabilities under Level 1 of the fair value hierarchy. The market approach pertains to transactions in active markets involving identical or comparable assets or liabilities.

              Level 2. The fair values determined through Level 2 of the fair value hierarchy are derived principally from or corroborated by observable market data under the market approach. Inputs include quoted prices for similar assets and liabilities (risk adjusted), and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.

       Level 3. The Company utilizes the income approach or the cost approach, as appropriate, to determine the fair value of its assets and liabilities under Level 3 of the fair value hierarchy. The fair value is derived principally from unobservable inputs from the Company's own assumptions about market risk, developed based on the best information available, subject to cost-benefit analysis, and may include the Company's own data. When there are pension related assets with fair value determined through Level 3, fair value is derived principally from unobservable inputs provided by the trustee (see Note 9). When there are no observable comparables, inputs used to determine value are derived from Company-specific inputs, such as projected financial data and the Company's own views about the assumptions that market participants would use.

Items Measured at Fair Value on a Recurring Basis

The fair value measurements for assets and liabilities recognized in the Company’s consolidated balance sheet are as follows:
	As of December 31,
	2012			2011
	Carrying	Fair	Measurement	Carrying	Fair
	Value	Value	Approach	Value	Value

	(Dollars in millions)
Foreign currency exchange contracts — current assets	$16	$16	Level 2	$3	$3
Foreign currency exchange contracts — noncurrent assets	9	9	Level 2	-	-
Short-term debt, fixed and floating rate	67	67	Level 2	65	65
Floating rate long-term debt	-	-	Level 2	1	1
Fixed rate long-term debt	1,395	1,677	Level 2	1,466	1,585
Foreign currency exchange contracts — current liability	-	-	Level 2	27	27
Foreign currency exchange contracts — noncurrent liability	-	-	Level 2	29	29
Interest rate swap contracts — noncurrent liability	1	1	Level 2	1	1
Commodity contracts — current liability	-	-	Level 2	4	4

The carrying value of short-term debt approximates fair value because of the short term nature of these instruments.

The fair value of long-term debt was determined primarily from quoted market prices, as provided by participants in the secondary marketplace. For long-term debt without a quoted market price, the Company estimates the fair value using discounted cash flow models with market based borrowing rates for similar types of arrangements. Upon issuance of the Company's exchangeable notes, a debt discount was recognized as a decrease in debt and an increase in equity. Accordingly, the Company's fair value and carrying value of long-term fixed rate debt as of December 31, 2012 is net of the unamortized discount of $24 million (see Note 12).

The Company's foreign currency exchange contracts, commodity contracts, and interest rate swap contracts are recorded at fair value, using quoted currency forward rates, quoted commodity forward rates, and quoted interest rate curves, respectively, to calculate forward values, and then discounting the forward values. In addition, the Company's calculation of the fair value of its foreign currency option contracts uses quoted currency volatilities.

The discount rates for all derivative contracts are based on quoted bank deposit or swap interest rates. For contracts which, when aggregated by counterparty, are in a liability position, the rates are adjusted by the credit spread which market participants would apply if buying these contracts from the Company's counterparties.

There were no changes in the Company's valuation techniques during the year ended December 31, 2012.

The following table represents the movement of amounts reported in accumulated other comprehensive earnings (losses) from deferred cash flow hedges, net of tax.

	Years Ended
	December 31,
	2012	2011

	(Dollars in millions)
Balance at beginning of period	$(48)	$8
Net change in derivative fair value and other movements during the year	61	(45)
Net amounts reclassified to statement of earnings during the year	(3)	(11)
Balance at end of period	$10	$(48)

The gains and losses reclassified into earnings include the discontinuance of cash flow hedges, which were immaterial in 2012 and 2011.

Items Measured at Fair Value on a Nonrecurring Basis

In addition to items that are measured at fair value on a recurring basis, the Company also has assets and liabilities in its balance sheet that are measured at fair value on a nonrecurring basis and therefore are not included in the tables above. Assets and liabilities that are measured at fair value on a nonrecurring basis include long-lived assets, including investments in affiliates, which are written down to fair value as a result of impairment (see Note 6 for impairments of intangible assets and Note 13 for impairments of long-lived assets), asset retirement obligations, and restructuring liabilities (see Note 13).

The Company has determined that the fair value measurements related to each of these assets and liabilities rely primarily on Company-specific inputs and the Company's assumptions about the use of the assets and settlement of liabilities, as observable inputs are not available. As such, the Company has determined that each of these fair value measurements reside within Level 3 of the fair value hierarchy. To determine the fair value of long-lived assets, the Company utilizes the projected cash flows expected to be generated by the long-lived assets, then discounts the future cash flows over the useful life of the long-lived assets by using a risk-adjusted rate for the Company. To estimate the fair value of the expected expense for asset retirement obligations, the Company uses standard engineering cost estimation techniques to determine the expenses to be incurred at the time the asset retirement obligation is settled, and then determines the present value of the expense using a discount rate equal to the current London Inter-Bank Offered Rates (“LIBOR”) plus the applicable margin for borrowing on the Company's senior secured revolving credit facility (see Note 12). For restructuring obligations, the amount recorded represents the fair value of the payments expected to be made based on the termination benefits provided to the affected employees, and are discounted using a risk-adjusted rate for the Company if the payments are expected to extend beyond one year.

As of December 31, 2012, the Company had $121 million of restructuring accruals and $11 million of asset retirement obligations, which were measured at fair value upon initial recognition of the associated liability. For the year ended December 31, 2012, the Company recorded asset impairments of $4 million associated with its determination of the fair value of its long-lived assets that exhibited indicators of impairment (see Note 13).